UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 5, 2019

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other juris-	(Commission file	(IRS employer
diction of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	JYNT	The NASDAQ Capital Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        Compensatory Arrangements of Certain Officers

On November 5, 2019, the Company’s Board of Directors, upon the recommendation of the Compensation Committee of the Board of Directors, voted to approve certain changes to the employment letter agreement of its Chief Financial Officer, Jake Singleton. The amended agreement will provide for the following:

•	a grant equal to 50% of Mr. Singleton’s then existing base salary under the Company’s Amended and Restated 2014 Incentive Stock Plan, vesting in four equal annual installments, with the grant date to be at the same time that other employees receive grants under the stock plan; and

•	in the event of the termination of Mr. Singleton’s employment for reasons other than cause, disability or death and provided certain other conditions are met (as provided for in his employment letter agreement):

•	payment of that portion of the Short-Term Incentive Plan (STIP) annual bonus earned prior to termination; and

•	the right to continue to participate in the Company’s group health insurance program under COBRA continuation coverage during the statutory continuation period following the termination date, the first six months of which shall be paid by the Company if the termination is not in connection with a Change of Control (as defined in his employment letter agreement), and the first three months of which shall be paid by the Company if the termination is in connection with a Change of Control, with the balance to be paid by Mr. Singleton.

This summary of the amendments to Mr. Singleton’s employment letter agreement is qualified in its entirety by reference to the amended agreement to be entered into by the parties, a copy of which the Company intends to file as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2019.

The Joint Corp.

By	/s/Peter D. Holt
Peter D. Holt
Acting Chief Executive Officer

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